Assets Held-for-Sale (Details) - KRW (₩) ₩ in Millions		Dec. 31, 2017	Dec. 31, 2016
Assets Held-for-Sale [Abstract]
Land	[1]	₩ 2,765	₩ 2,907
Building	[1]	19,369	20,366
Investments in associates	[2],[3],[4]	5,837	42,569
Assets Held-for-Sale		₩ 27,971	₩ 65,842

[1]	The board of directors of KEPCO Engineering & Construction Company, Inc., a subsidiary of the Company, determined to dispose the office building in Yongin as part of the government’s plan to relocate state-run companies for balanced national development and moved the head office to Kimchun, Kyungsangbukdo, in 2015. As the Company believes the book value of Yongin office will be recovered by a disposal transaction rather than continuous operation, it reclassified buildings, land and structures as assets held-for-sale.
[2]	KEPCO Engineering & Construction Company, Inc., a subsidiary of the Company, exercised a put option to sell the shares of DS POWER Co., Ltd. on December 11, 2017 and the shares are expected to be sold on February 28, 2018. Thus, the Company reclassified the relevant book value to assets held-for-sale.
[3]	Korea Hydro & Nuclear Power Co., Ltd., a subsidiary of the Company, initiated efforts to sell its shares in Yeongwol Energy Station Co., Ltd. during the year ended December 31, 2016. KHNP won the first trial of the lawsuit against the counterparty on November 2, 2017. However, the planned sale period has been extended since the appeal is ongoing as of December 31, 2017. The Company expects the sale to occur in 2018.
[4]	Korea Western Power Co., Ltd., a subsidiary of the Company, planned to dispose certain portion of its investment in Dongducheon Dream Power Co., Ltd. and had classified the relevant book value as non-current assets held-for-sale. However, due to uncertainty of sale, it reclassified the relevant book value to investments in associates during the year ended December 31, 2017.